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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                   ----------


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 4, 1998


                             ADMIRALTY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        6712                    22-3543338
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


           4400 PGA BOULEVARD, SUITE 200,
            PALM BEACH GARDENS, FLORIDA                          33410
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      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (561) 624-4100

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ITEM 5. OTHER EVENTS

     The Registrant issued a Press Release announcing third quarter 1998 results. The details of the press release are incorporated by reference as if set forth at length herein.


ITEM 7. EXHIBITS

     The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.        Description
         -----------        -----------

             99             Press Release announcing 1998 third quarter results.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ADMIRALTY BANCORP
                                           (Registrant)


Dated: November 5, 1998                     By: /s/ BRUCE A. MAHON
                                                --------------------------------
                                                Bruce A. Mahon
                                                Chairman of the Board and C.E.O.

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.     Description                                             Page No.
-----------     -----------                                             --------

    99          Press Release announcing 1998 third quarter results.      5-6